UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 25, 2026

Central Index Key Number of the issuing entity: 0002106400

Benchmark 2026-V20 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

Central Index Key Number of the sponsor: 0001541502

Goldman Sachs Mortgage Company

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

Central Index Key Number of the sponsor: 0001549574

Barclays Capital Real Estate Inc.

Central Index Key Number of the sponsor: 0000927971

Bank of Montreal

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-283864-03	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Columbus Circle, New York, New York	10019
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On February 19, 2026, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance of the Benchmark 2026-V20 Mortgage Trust (“Issuing Entity”) Commercial Mortgage Pass-Through Certificates, Series 2026-V20 (the “Certificates”), pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2026 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, N.A., as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

One mortgage loan, secured by the mortgaged property identified as “Kawasaki Motors North America Headquarters” on Exhibit B to the Pooling and Servicing Agreement (the “Kawasaki Motors North America Headquarters Mortgage Loan”), is an asset of the Issuing Entity and part of a whole loan (the “Kawasaki Motors North America Headquarters Whole Loan”) that includes the Kawasaki Motors North America Headquarters Mortgage Loan and one pari passu promissory note (the “Kawasaki Motors North America Headquarters Pari Passu Companion Loan”) that is not an asset of the Issuing Entity. The Pooling and Servicing Agreement provides that the Kawasaki Motors North America Headquarters Whole Loan will be serviced and administered (i) until the securitization of the controlling Kawasaki Motors North America Headquarters Pari Passu Companion Loan, under the Pooling and Servicing Agreement and (ii) from and after the securitization of the controlling Kawasaki Motors North America Headquarters Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The controlling Kawasaki Motors North America Headquarters Companion Loan was securitized on March 25, 2026 in connection with the issuance of a series of mortgage pass-through certificates entitled BMO 2026-5C14 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2026-5C14. Consequently, the Kawasaki Motors North America Headquarters Mortgage Loan is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of March 1, 2026 (the “BMO 2026-5C14 PSA”), between BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (in such capacity, the “Non-Serviced Master Servicer”), CWCapital Asset Management LLC, as special servicer (in such capacity, the “Non-Serviced Special Servicer”), Computershare Trust Company, N.A., as certificate administrator (in such capacity, the “Non-Serviced Certificate Administrator”) and as trustee (in such capacity, the “Non-Serviced Trustee”), and Pentalpha Surveillance LLC, as operating advisor (in such capacity, the “Non-Serviced Operating Advisor”) and asset representations reviewer (in such capacity, the “Non-Serviced Asset Representations Reviewer”). The BMO 2026-5C14 PSA is attached hereto as Exhibit 99.1.

The servicing terms of the BMO 2026-5C14 PSA are substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to the Serviced Mortgage Loans; however, the servicing arrangements under such agreements differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the prospectus relating to the Certificates, dated January 29, 2026 (the “Prospectus”), and the following:

•	The Non-Serviced Master Servicer will earn a primary servicing fee with respect to the Kawasaki Motors North America Headquarters Mortgage Loan that is to be calculated at 0.00125% per annum (which rate includes any applicable sub-servicing fee rate).
•	Upon the Kawasaki Motors North America Headquarters Mortgage Loan becoming a specially serviced loan under the BMO 2026-5C14 PSA, the Non-Serviced Special Servicer will earn a special servicing fee payable monthly with respect to such mortgage loan accruing at a rate equal to 0.25% per annum (subject to a minimum monthly fee of $3,500), until such time as such mortgage loan is no longer specially serviced.
•	The Non-Serviced Special Servicer will be entitled to a workout fee equal to 1.0% of each payment of interest (other than default interest and excess interest) and principal (other than any amount for which a liquidation fee would be paid) in respect of the

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Kawasaki Motors North America Headquarters Whole Loan made by the related borrower after a workout of the Kawasaki Motors North America Headquarters Whole Loan. The workout fee is subject to a minimum fee of $25,000 and a maximum fee of $1,000,000.
•	The Non-Serviced Special Servicer will be entitled to a liquidation fee equal to 1.0% of net liquidation proceeds received in connection with a liquidation of the Kawasaki Motors North America Headquarters Whole Loan. The liquidation fee is subject to a minimum fee of $25,000 and a maximum fee of $1,000,000.

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Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

	99.1	Pooling and Servicing Agreement, dated as of March 1, 2026, between BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION

By:	/s/ Robert-Christopher Jones
	Name:	Robert-Christopher Jones
	Title:	Managing Director

	By:	/s/ Matt Smith
		Name:	Matt Smith
		Title:	Director
Dated: March 30, 2026

BMARK 2026-V20 – 8-K (Kawasaki Motors North America Headquarters Servicing Shift)